EXHIBIT 32.2

Certification Pursuant to 18 U.S.C. Section

As Adopted to Section 906 of the Sarbanes-Oxley Act of 2002

I, David Wells, Chief Financial Officer of Voyant International Corporation (the “Company”), do hereby certify in accordance with 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.

The Annual Report on Form 10-K of the Company for the year ended December 31, 2008 (the “Periodic Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §§78m or 78o(d)); and

2.

The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 9, 2009

By:	/s/ David Wells

David Wells, Chief Financial Officer